UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Fly-E Group, Inc.
(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

FLY-E GROUP, INC.
136-40 39th Avenue
Flushing, New York 11354

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON November 13, 2026

TO THE STOCKHOLDERS OF FLY-E GROUP, INC.:

Dear Stockholders:

You are invited to attend a special meeting of stockholders (the “Special Meeting”) of Fly-E Group, Inc. (the “Company,” “we,” “us,” or “our”), which will be held in person on November 13, 2026 at 10:00 a.m., Eastern Time, for the following purposes:

(1)	To approve, for purposes of Nasdaq Listing Rule 5635(d), the issuance, in any combination as determined by the Company, of any one or more of common stock, par value $0.01 per share (the “Common Stock”), pre-funded warrants (the “Pre-Funded Warrants”), common stock purchase warrants and other warrants (the “Common Warrants” and, together with the Pre-Funded Warrants, the “Warrants”), convertible notes with a variable conversion price (the “Convertible Notes”), and shares of Common Stock issuable upon exercise of any Warrants (the “Warrant Shares”) or under any Convertible Notes, in a proposed offering at a price that may be below the Nasdaq Minimum Price (as defined below), provided that: (i) the aggregate purchase price of any Common Stock and Warrants plus the original principal amount of any Convertible Notes issued will not exceed US$9,000,000; (ii) no more than 25,000,000 shares of Common Stock in the aggregate, including Warrant Shares and shares issuable under the Convertible Notes, may be issued; (iii) the effective price per share of the Common Stock and Warrants and the conversion price of the Convertible Notes will not be less than 20% of the Nasdaq Minimum Price; (iv) the net proceeds will be used for working capital and general corporate purposes; and (v) the offering will be completed, if at all, within six months following the date of the Stockholders’ Approval (the “Issuance Proposal”);

(2)	To consider and vote upon a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the Issuance Proposal (the “Adjournment Proposal”).

Stockholders of record of the Company’s Common Stock at the close of business on September 30, 2026 are entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof.

Your attention is directed to the proxy statement accompanying this notice for a more complete statement of matters to be considered at the Special Meeting.

The Special Meeting will be held in person on November 13, 2026, at 10:00 a.m. Eastern Time, at 136-40 39th Avenue, Suite 201, Flushing, New York 11354. It is anticipated that the accompanying proxy statement and the enclosed proxy card will first be mailed on or about November 3, 2026 to stockholders entitled to vote as of the close of business on September 30, 2026. These proxy materials contain instructions on how to access this proxy statement online at: www.Transhare.com, and how to submit your proxy to vote via the internet, telephone and/or mail.

Whether or not you plan to participate in this Special Meeting, your vote is very important and we encourage you to vote promptly. After reading the accompanying proxy statement, please promptly mark, sign and date the enclosed proxy card and return it by following the instructions on the proxy card or voting instruction card or vote by telephone or by Internet. If you attend the Special Meeting, you will have the right to revoke the proxy and vote your shares. If you hold your shares through an account with a brokerage firm, bank, or other nominee, please follow the instructions you receive from your brokerage firm, bank, or other nominee to vote your shares.

By Order of the Board of Directors,

/s/ Zhou Ou
Zhou Ou
Chief Executive Officer

Dated: [*], 2026

FLY-E GROUP, INC.
136-40 39th Avenue
Flushing, New York 11354

PROXY STATEMENT FOR
SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON November 13, 2026

Fly-E Group, Inc., a Delaware corporation (the “Company,” “we,” “us,” or “our”) is soliciting proxies on behalf of the board of directors (the “Board”) in connection with a special meeting of the stockholders (the “Special Meeting”), which will be held in person on November 13, 2026, at 10:00 a.m., Eastern Time, at 136-40 39th Avenue, Suite 201, Flushing, New York 11354, for the following purposes:

(1)	To approve, for purposes of Nasdaq Listing Rule 5635(d), the issuance, in any combination as determined by the Company, of any one or more of common stock, par value $0.01 per share (the “Common Stock”), pre-funded warrants (the “Pre-Funded Warrants”), common stock purchase warrants and other warrants (the “Common Warrants” and, together with the Pre-Funded Warrants, the “Warrants”), convertible notes with a variable conversion price (the “Convertible Notes”), and shares of Common Stock issuable upon exercise of any Warrants (the “Warrant Shares”) or under any Convertible Notes, in a proposed offering at a price that may be below the Nasdaq Minimum Price (as defined below), provided that: (i) the aggregate purchase price of any Common Stock and Warrants plus the original principal amount of any Convertible Notes issued will not exceed US$9,000,000; (ii) no more than 25,000,000 shares of Common Stock in the aggregate, including Warrant Shares and shares issuable under the Convertible Notes, may be issued; (iii) the effective price per share of the Common Stock and Warrants and the conversion price of the Convertible Notes will not be less than 20% of the Nasdaq Minimum Price; (iv) the net proceeds will be used for working capital and general corporate purposes; and (v) the offering will be completed, if at all, within six months following the date of the Stockholders’ Approval (the “Issuance Proposal”);

(2)	To consider and vote upon a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the Issuance Proposal (the “Adjournment Proposal”).

The Board set September 30, 2026 as the record date (the “Record Date”) to determine those holders of the Common Stock who are entitled to notice of, and to vote at, the Special Meeting. A list of the stockholders entitled to vote at the meeting may be examined at the Company’s office during the 10-day period preceding the Special Meeting.

It is anticipated that on or about November 3, 2026, the Company will commence mailing to all stockholders as of the Record Date, this proxy statement and the enclosed proxy card. These proxy materials contain instructions on how to access this proxy statement online at: www.Transhare.com, and how to submit your proxy to vote via the internet, telephone and/or mail.

IMPORTANT: Please mark, date, and sign the enclosed proxy card and promptly return it in the accompanying postage-paid envelope or vote by telephone or by Internet to assure that your shares are represented at the Special Meeting.

GENERAL INFORMATION ABOUT VOTING

Proxy Materials

Why am I receiving these materials?

The Company will commence mailing of the printed versions of the proxy materials to you on or around November 3, 2026, in connection with the solicitation of proxies for use at the Company’s Special Meeting, which will be held in person on November 13, 2026, at 10:00 a.m., Eastern Time, at 136-40 39th Avenue, Suite 201, Flushing, New York 11354.

As a stockholder, you are invited to participate in the Special Meeting, and are requested to vote on the proposals described in this proxy statement. This proxy statement includes information that we are required to provide to you under Securities and Exchange Commission (the “SEC”) rules and is designed to assist you in voting your shares.

What is included in these proxy materials?

The proxy materials include:

●	this proxy statement for the Special Meeting; and

●	the proxy card or a voting instruction card for the Special Meeting.

What shares are included on the proxy card?

If you are a stockholder of record in the Record Date, you will receive only one proxy card for all the shares you hold of record in certificate form and in book-entry form.

If you are a beneficial owner, you will receive voting instructions from your broker, bank or other holder of record.

What is “householding” and how does it affect me?

The Company has adopted a procedure called “householding,” which the SEC has approved. Under this procedure, if requested to deliver proxy materials, we deliver a single copy of the proxy materials to multiple stockholders who share the same address unless we have received contrary instructions from one or more of the stockholders. This procedure reduces our printing and mailing costs, and the environmental impact of our meetings. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these documents.

To receive a separate copy of the proxy statement and proxy card, you may contact us at the following address and phone number:

Fly-E Group, Inc.

Corporate Secretary

136-40 39th Avenue

Flushing, New York 11354

Telephone: (929) 261-9979

Stockholders who hold shares in “street name” (as described below) may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.

Voting Information

What items of business will be voted on at the Special Meeting?

The items of business to be voted on by stockholders at the Special Meeting are:

(1)	the Issuance Proposal; and

(2)	the Adjournment Proposal.

How does the Board recommend that I vote?

The Board unanimously recommends that you vote your shares FOR the approval of each of the Issuance Proposal and the Adjournment Proposal.

Who is entitled to vote at the Special Meeting?

Only stockholders of record at the close of business on September 30, 2026, the Record Date, will be entitled to vote at the Special Meeting. As of the Record Date, 1,632,386 shares of the Common Stock were outstanding and entitled to vote. Each share of Common Stock outstanding on the Record Date is entitled to one vote on each proposal.

Is there a list of stockholders entitled to vote at the Special Meeting?

The names of stockholders of record entitled to vote at the Special Meeting will be available for ten days prior to the Special Meeting at our principal executive offices at 136-40 39th Avenue, Flushing, New York 11354.

If you would like to examine the list for any purpose germane to the Special Meeting prior to the meeting date, please contact our Corporate Secretary.

How can I attend the Special Meeting?

Stockholders as of the Record Date and/or their authorized representatives are permitted to attend our Special Meeting. The Special Meeting will be held in person on November 13, 2026, at 10:00 a.m., Eastern Time, at 136-40 39th Avenue, Suite 201, Flushing, New York 11354. To be admitted to the Special Meeting, you must present a valid government-issued photo identification (such as a driver’s license or passport). If you are a beneficial owner of shares, you must also provide proof of beneficial ownership as of the Record Date.

How can I vote if I own shares directly?

Most stockholders do not own shares registered directly in their name, but rather are “beneficial holders” of shares held in a stock brokerage account or by a bank or other nominee (that is, shares held “in street name”). Those stockholders should refer to “How can I vote if my shares are held in a stock brokerage account, or by a bank or other nominee?” below for instructions regarding how to vote their shares.

If, however, your shares are registered directly in your name with our transfer agent, Transhare Corporation, you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent directly to you. You may vote in the following ways:

●	By Mail: Votes may be cast by mail, as long as the proxy card or voting instruction card is delivered in accordance with its instructions prior to 4:00 p.m., Eastern Time, on November 12, 2026. Stockholder may submit proxies by completing, signing, and dating their proxy card and mailing it in the accompanying pre-addressed envelope.

●	By Email: Votes may be cast by mail, as long as the proxy card or voting instruction card is delivered in accordance with its instructions prior to 4:00 p.m., Eastern Time, on November 12, 2026. Stockholder may submit proxies by completing, signing, and dating their proxy card and emailing their signed proxy card to Proxy@Transhare.com.

●	By Attending the Special Meeting in person: Stockholders will be given a ballot when they arrive.

●	By Phone or Internet: Stockholders may vote by phone or Internet by following the instructions included in the proxy card they received. Your vote must be received by 11:59 p.m., Eastern Time on November 12, 2026 to be counted. Have your proxy card available when you access the website or when you call. We provide Internet and telephone proxy voting to allow you to vote your shares on-line or by phone, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs or usage charges from Internet access providers and telephone companies.

If you vote by proxy, your vote must be received by 11:59 p.m. Eastern Time on November 12, 2026, to be counted.

Whichever method you select to transmit your instructions, the proxy holders will vote your shares in accordance with those instructions. If no specific instructions are given, the shares will be voted in accordance with the recommendation of our Board and as the proxy holders may determine in their discretion with respect to any other matters that properly come before the meeting.

How can I vote if my shares are held in a stock brokerage account, or by a bank or other nominee?

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in “street name,” and your broker or nominee is considered the “stockholder of record” with respect to those shares. Your broker or nominee should be forwarding these proxy materials to you. As the beneficial owner, you have the right to direct your broker, bank, or other nominee how to vote, and you are also invited to participate in the Special Meeting. However, since you are not the stockholder of record, you may not vote these shares in person, unless you obtain a legal proxy from your brokerage firm or bank. If a broker, bank, or other nominee holds your shares, you will receive instructions from them that you must follow in order to have your shares voted.

What is a quorum for the Special Meeting?

The presence of the holders of stock representing a majority of the voting power of all shares of Common Stock issued and outstanding as of the Record Date, represented in person or by proxy, is necessary to constitute a quorum for the transaction of business at the Special Meeting. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker) or if you participate in, and vote electronically at, the Special Meeting. Abstentions and broker non-votes will be counted as present for purposes of determining a quorum. Based on there being 1,632,386 shares of our Common Stock outstanding and entitled to vote on the Record Date, the presence, in person or by proxy, of stockholders holding a majority of the aggregate voting power of such outstanding shares (i.e., at least 816,194 shares of Common Stock) will be required to constitute a quorum for purposes of taking action at the Special Meeting.

What is the voting requirement to approve each of the proposals?

Proposal	Vote Required	Broker Discretionary Voting Allowed
The Issuance Proposal	Affirmative vote of a majority of shares present and entitled to vote	No
The Adjournment Proposal	Affirmative vote of a majority of shares present and entitled to vote	No

What is the effect of abstentions and broker non-votes?

If you are a beneficial owner of shares held in a brokerage account and you do not instruct your broker, bank or other agent how to vote your shares, your broker, bank or other agent may still be able to vote your shares in its discretion. Under the rules of the New York Stock Exchange, which are also applicable to Nasdaq-listed companies, brokers, banks and other securities intermediaries that are subject to New York Stock Exchange rules may use their discretion to vote your “uninstructed” shares on matters considered to be “routine” under New York Stock Exchange rules but not with respect to “non-routine” matters. A broker non-vote occurs when a broker, bank or other agent has not received voting instructions from the beneficial owner of the shares and the broker, bank or other agent cannot vote the shares because the matter is considered “non-routine” under NYSE rules. Both the Issuance Proposal and the Adjournment Proposal are considered to be “non-routine” under New York Stock Exchange rules such that your broker, bank or other agent may not vote your shares on those proposals in the absence of your voting instructions.

Accordingly, we encourage you to vote promptly, even if you plan to participate in the Special Meeting. In tabulating the voting results for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal.

Abstentions and broker non-votes will be counted towards the quorum requirement for the Special Meeting. Abstentions will have the effect of voting “AGAINST” the Issuance Proposal and the Adjournment Proposal while broker non-votes will have no effect on such proposals.

Can I change my vote or revoke my proxy?

Subject to any rules and deadlines your broker, trustee or nominee may have, you may change your proxy instructions at any time before your proxy is voted at the Special Meeting. If you are a stockholder of record, you may change your vote by (1) delivering to the Company’s Corporate Secretary, prior to your shares being voted at the Special Meeting, a written notice of revocation dated later than the prior proxy card relating to the same shares, (2) delivering a valid, later-dated proxy in a timely manner, (3) attending the Special Meeting, and voting electronically (although attendance at the Special Meeting will not, by itself, revoke a proxy), or (4) voting again via phone or Internet at a later date.

If you are a beneficial owner of shares held in street name, you may change your vote (1) by submitting new voting instructions to your broker, trustee or other nominee, or (2) if you have obtained a legal proxy from the broker, trustee or other nominee that holds your shares giving you the right to vote the shares and provided a copy to our transfer agent and registrar, Transhare Corporation, together with your email address as described below, by attending the Special Meeting, and voting electronically.

Any written notice of revocation or subsequent proxy card must be received by the Company’s Corporate Secretary prior to the taking of the vote at the Special Meeting.

Who will bear the cost of soliciting votes for the Special Meeting?

The Company will bear the cost of preparing, assembling, printing, mailing, and distributing these proxy materials and soliciting votes. If you access the proxy materials over the Internet, you are responsible for Internet access charges you may incur. In addition, we will request banks, brokers and other intermediaries holding shares of our Common Stock beneficially owned by others to obtain proxies from the beneficial owners and will reimburse them for their reasonable expenses in so doing. Solicitation of proxies by mail may be supplemented by telephone, by electronic communications and personal solicitation by our executive officers, directors, and employees. No additional compensation will be paid to our executive officers, directors or employees for such solicitation.

Proxies with respect to the Special Meeting may be solicited by telephone, by mail on the Internet or in person.

How can I find the voting results of the Special Meeting?

Voting results will be tabulated and certified by the inspector of elections appointed for the Special Meeting. The preliminary voting results will be announced at the Special Meeting. The final results will be tallied by the inspector of elections and filed with the SEC in a current report on Form 8-K within four business days of the Special Meeting.

THE ISSUANCE PROPOSAL

Overview

The Company is seeking stockholders’ approval (the “Stockholders’ Approval”) to conduct a proposed offering (the “Offering”) of Common Stock, Pre-Funded Warrants to purchase shares of Common Stock, Common Warrants and convertible notes with a variable conversion price. As of the date of this proxy statement, the Company has not entered into any definitive agreements with respect to the Offering, including any placement agency agreement, any securities purchase agreement (the “Purchase Agreement”) with investors, any Warrants or any Convertible Notes. The Company intends to enter into such definitive agreements following receipt of the Stockholders’ Approval. The Company is seeking stockholders’ approval prior to entering into such definitive agreements in order to comply with Nasdaq Listing Rule 5635(d).

The aggregate number of shares of Common Stock issued or potentially issuable in the Offering, including Warrant Shares issuable upon exercise of the Warrants and shares issuable upon conversion of Convertible Notes, will not exceed 25,000,000 shares, which is more than 20% of the 1,632,386 shares of Common Stock outstanding as of the Record Date. The purchase price per share of Common Stock, with respect to each Pre-Funded Warrant, the sum of its purchase price and exercise price on a per-share basis, with respect to the Common Warrants, the applicable exercise price, or, with respect to the Convertible Notes, the applicable conversion price determined in accordance with the terms of the Convertible Notes, will not be less than 20% of the applicable Nasdaq Minimum Price (as defined below). In particular, we are seeking approval of the following:

●	The issuance, in accordance with Nasdaq Listing Rule 5635(d), up to a maximum of 25,000,000 shares of Common Stock in aggregate, including (i) shares of Common Stock issued directly in the Offering, (ii) Warrant Shares issuable upon exercise of the Warrants, including pursuant to any exercise or adjustment provision of the Warrants, and (iii) shares of Common Stock issuable upon conversion of the Convertible Notes, including shares issuable in respect of principal, accrued or capitalized interest, default interest, premiums, liquidated damages or any other amounts payable under the Convertible Notes. The maximum aggregate offering amount will not exceed US$9,000,000, calculated as the sum of (A) the aggregate purchase price of the Common Stock and Warrants sold in the Offering and (B) the aggregate original principal amount of the Convertible Notes issued in the Offering.

●	The sale of the Common Stock and Warrants and the issuance of the Convertible Notes at a purchase, exercise or conversion price per share of Common Stock, with respect to each Pre-Funded Warrant, the sum of its purchase price and exercise price on a per-share basis, with respect to the Common Warrants, the applicable exercise price, and, with respect to the Convertible Notes, the applicable conversion price per share determined in accordance with the terms of the Convertible Notes, and in each case will not be less than 20% of the applicable Nasdaq Minimum Price (as defined below).

Background

The Company proposes to conduct an Offering of shares of its Common Stock, Pre-Funded Warrants to purchase shares of Common Stock, Common Warrants and Convertible Notes with a variable conversion price. The maximum aggregate offering amount will not exceed US$9,000,000, calculated as the sum of (i) the aggregate purchase price of the Common Stock and Warrants sold in the Offering and (ii) the aggregate original principal amount of the Convertible Notes issued in the Offering. For purposes of this limitation, the full original principal amount of the Convertible Notes will be counted. Any original issue discount applicable to the Convertible Notes will count toward the US$9,000,000 maximum aggregate offering amount, even though such original issue discount will not constitute cash proceeds received by the Company.

The aggregate number of shares of Common Stock issued or potentially issuable in the Offering, including shares of Common Stock issuable upon exercise of the Warrants and upon conversion of the Convertible Notes, will not exceed 25,000,000 shares.

The purchase price per share of Common Stock, with respect to each Pre-Funded Warrant, the sum of its purchase price and exercise price on a per-share basis, with respect to the Common Warrants, the applicable exercise price, or, with respect to the Convertible Notes, the applicable conversion price determined in accordance with the terms of the Convertible Notes, will not be less than 20% of the applicable Nasdaq Minimum Price determined at the time of the signing of the applicable Purchase Agreement. The Convertible Notes may have a conversion price per share that varies based on the market price of the Common Stock or another formula set forth in the definitive transaction documents; however, in no event will the conversion price per share be less than 20% of the applicable Nasdaq Minimum Price.

Following receipt of Stockholders’ Approval, the Company intends to enter into definitive agreements, including a placement agency agreement and a Purchase Agreement with investors, together with the Warrants and Convertible Notes, as applicable.

The Company expects to complete the Offering within six months following the date of the Stockholders’ Approval. The Company is estimated to receive aggregate gross proceeds no more than US$9,000,000 from the Offering, before deducting the estimated offering expenses payable by the Company, including the placement agent fees. The Company intends to use the net proceeds from the Offering for working capital and other general corporate purposes.

The Company intends to engage a placement agent in connection with the Offering. The Company has not yet entered into a definitive placement agency agreement setting forth the terms of the placement agent’s engagement in connection with the Offering, including its fees, expense reimbursement and other compensation. Such terms will be set forth in a definitive placement agency agreement, if entered into.

Purpose of the Stockholders’ Approval

Because the Offering may constitute a transaction other than a public offering, and because the total number of shares of Common Stock issued or potentially issuable in the Offering, including the potential issuance of the Warrant Shares and shares of Common Stock issuable upon conversion of the Convertible Notes, may be deemed a “20% Issuance” (as defined below), the Company is required to obtain the approval of its stockholders in connection with the Offering in order to comply with Nasdaq Listing Rule 5635(d).

“Nasdaq Minimum Price” means the lower of the closing price immediately preceding the signing of the applicable Purchase Agreement or the average closing price for the five trading days immediately preceding the signing of the applicable Purchase Agreement. A “20% Issuance” is a transaction, other than a public offering, involving the sale, issuance or potential issuance by the Company of Common Stock (or securities convertible into or exercisable for Common Stock) which, alone or together with sales by officers, directors or substantial stockholders of the Company, equals 20% or more of the Common Stock or 20% or more of the voting power outstanding before the issuance.

In order to comply with Nasdaq Listing Rule 5635(d), enable the Company to proceed with the Offering and permit the holders to exercise the Warrants and convert the Convertible Notes, the stockholders of the Company are being asked to approve the issuance of Common Stock, Warrants, Warrant Shares, Convertible Notes, shares of Common Stock issuable upon conversion of the Convertible Notes, and certain provisions of the Warrants and Convertible Notes on the terms described herein. Until the Company obtains the Stockholders’ Approval in order to comply with Nasdaq Listing Rule 5635(d), the Company will not enter into definitive agreements for the Offering.

The Company expects to complete the Offering within six months following the date of the Stockholders’ Approval.

Potential Adverse Effects of the Stockholders’ Approval

Summary of Offering Terms

The following is a summary of the proposed material terms of the Offering for purposes of compliance with Nasdaq Listing Rule 5635(d). These are the maximum terms for which the Company is seeking stockholder approval. The actual terms of the Offering may be less than the maximums set forth below and will be set forth in the definitive agreements to be entered into following receipt of the Stockholders’ Approval:

●	Maximum Number of Shares to be Issued: Up to 25,000,000 shares of Common Stock in aggregate may be issued or become issuable in connection with the Offering, including (i) shares of Common Stock issued directly in the Offering; (ii) shares of Common Stock issuable upon exercise of the Warrants, including pursuant to any exercise or adjustment provision of the Warrants; and (iii) shares of Common Stock issuable upon conversion of the Convertible Notes, including shares issuable in respect of principal, accrued or capitalized interest, default interest, premiums, liquidated damages or any other amounts payable under the Convertible Notes.

●	Maximum Dollar Amount of the Issuance: The maximum aggregate offering amount will not exceed US$9,000,000, calculated as the sum of (i) the aggregate purchase price of the Common Stock and Warrants sold in the Offering and (ii) the aggregate original principal amount of the Convertible Notes issued in the Offering. If any Convertible Notes are issued at an original issue discount, the full original principal amount of those Convertible Notes will count toward the US$9,000,000 maximum. The aggregate gross proceeds received by the Company also will not exceed US$9,000,000, before deducting placement agent fees and other offering expenses payable by the Company.

●	Maximum Discount to Market: The purchase price per share of Common Stock, with respect to each Pre-Funded Warrant, the sum of its purchase price and exercise price on a per-share basis, with respect to the Common Warrants, the applicable exercise price, or, with respect to the Convertible Notes, the applicable conversion price determined in accordance with the terms of the Convertible Notes, will not be less than 20% of the applicable Nasdaq Minimum Price to be determined at the time of the signing of the applicable Purchase Agreement (i.e., a maximum discount of 80% to the applicable Nasdaq Minimum Price). The variable conversion-price provisions of the Convertible Notes will be subject to this limitation.

●	Purpose of the Transaction: The Company intends to use the net proceeds from the Offering for working capital and other general corporate purposes.

●	Time Frame to Complete the Transaction: The Company expects to complete the Offering within six months following the date of the Stockholders’ Approval.

Following approval by the stockholders of this proposal, existing stockholders will experience substantial dilution in their ownership interests as a result of the potential issuance of shares of Common Stock in the Offering, upon exercise of the Warrants and upon conversion of the Convertible Notes. Assuming the issuance of the maximum 25,000,000 shares of Common Stock for which stockholder approval is being sought, including shares issuable upon exercise of the Warrants and upon conversion of the Convertible Notes, and based on the 1,632,386 shares of Common Stock outstanding as of the Record Date, the Company would have 26,632,386 shares of Common Stock outstanding, assuming no other issuances or changes in the number of outstanding shares. Accordingly, the percentage ownership and voting power of the Company’s existing stockholders as a group would be reduced from 100% to approximately 6.13%, representing dilution of approximately 93.87% in their aggregate percentage ownership and voting power.

The actual amount of dilution will depend on the number of shares of Common Stock and Warrants sold in the Offering, the original principal amount and other terms of any Convertible Notes issued in the Offering, the number of shares of Common Stock subsequently issued upon exercise of the Warrants or upon conversion of the Convertible Notes, and any other issuances or changes in the number of shares outstanding. Because the Convertible Notes may have a variable conversion price, a decline in the market price of the Common Stock could result in the issuance of a greater number of shares upon conversion of the Convertible Notes, subject to the 25,000,000-share aggregate limitation and the minimum conversion-price limitation described above. The issuance of these securities may also reduce the relative influence of existing stockholders over matters submitted to a stockholder vote and could adversely affect the market price of the Common Stock.

The maximum of 25,000,000 shares includes all shares of Common Stock issued or potentially issuable in connection with the Offering, including shares issuable upon exercise of the Warrants pursuant to any exercise, reset or adjustment provision and shares issuable upon conversion of the Convertible Notes, including shares issuable in respect of principal, accrued or capitalized interest, default interest, premiums, liquidated damages or any other amounts payable under the Convertible Notes. The sale into the public market of these shares also could materially and adversely affect the market price of our Common Stock.

Interests of Directors and Executive Officers

No director or executive officer has any substantial interest, direct or indirect, by security holdings or otherwise, in this Proposal that is not shared by all of our other stockholders.

Required Vote

The approval of this proposal requires the affirmative vote of holders of a majority of the shares of Common Stock present in person or represented by proxy at the Special Meeting. A failure to submit a proxy card or vote at the Special Meeting or an abstention will have the effect of a vote “AGAINST” the Issuance Proposal and broker “non-votes” will have no effect with respect to the approval of this proposal.

Recommendation of the Board

The Board recommends that stockholders vote “FOR” the approval of the Issuance Proposal.

THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow the Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to the Company’s stockholders, in the event that, notwithstanding management’s having used commercially reasonable efforts to obtain the approval of the stockholders to the other proposal(s), based upon the tabulated vote at the time of the Special Meeting there are insufficient votes for, or otherwise in connection with, the approval of the other proposal(s).

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by the stockholders, the Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other proposal(s).

Votes Required

The approval of this proposal requires the affirmative vote of holders of a majority of the shares of Common Stock present in person or represented by proxy at the Special Meeting. A failure to submit a proxy card or vote at the Special Meeting or an abstention will have the effect of a vote “AGAINST” the Adjournment Proposal and broker “non-votes” will have no effect with respect to the approval of this proposal.

Recommendation of The Board

The Board recommends that stockholders vote “FOR” the approval of the Adjournment Proposal.

Security Ownership of Certain Beneficial Owner and Management

The following table sets forth information with respect to the beneficial ownership of our Common Stock as of the Record Date by:

●	each person known to us to beneficially own 5% or more of our Common Stock;

●	each director;

●	each of our executive officers; and

●	all officers and directors as a group.

All information with respect to beneficial ownership has been furnished by the respective 5% or more stockholders, directors or executive officers, as the case may be. Each person is deemed to own beneficially shares of Common Stock that are issuable upon exercise of options, warrants or upon conversion of convertible securities if they are exercisable or convertible within 60 days of the Record Date. Except as otherwise indicated each person has the sole power to vote and dispose of all shares of Common Stock listed opposite his or her name. Unless otherwise noted, the mailing address of each listed beneficial owner is c/o Fly-E Group, Inc., 136-40 39th Avenue, Flushing, NY 11354.

Name and address of beneficial owner	Shares beneficially owned	Percentage owned
Executive Officers and Directors
Zhou Ou	77,000	4.717%
Qiang Chen	-	-
Leqi Dong	-	-
Dongperez Hua	-	-
Chun Min (Max) Lin	-	-
Jingxia Song	-	-
Directors and Officers as a group (six persons)	77,000	4.717%

OTHER INFORMATION

Important Notice Regarding Delivery of Stockholder Documents

If your shares are held in street name, your broker, bank, custodian, or other nominee holder may, upon request, deliver only one copy of this proxy statement to stockholders to multiple stockholders sharing an address, absent contrary instructions from one or more of the stockholders. The Company will, upon request, deliver a separate copy of the proxy materials to a stockholder at a shared address to which a single copy was delivered, upon written or oral request, to Corporate Secretary, Fly-E Group, Inc., 136-40 39th Avenue, Flushing, New York 11354. Stockholders sharing an address and receiving multiple copies of the proxy materials who wish to receive a single copy should contact their broker, bank, custodian, or other nominee holder.

By Order of the Board of Directors,

/s/ Zhou Ou
Zhou Ou
Chief Executive Officer

[*], 2026

PROXY CARD

FLY-E GROUP, INC.

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on November 13, 2026: The Proxy Statement is available on November 3, 2026.

The undersigned hereby appoints Zhou Ou and Qiang Chen, individually, each with full power of substitution, as proxy of the undersigned to attend the Special Meeting of Shareholders (the “Special Meeting”) of Fly-E Group, Inc., to be held on November 13, 2026 at 10 a.m. local time at 136-40 39th Avenue, Flushing, New York 11354, and any postponement or adjournment thereof, and to vote as if the undersigned were then and there personally present on all matters set forth in the Notice of Special Meeting, dated [*], 2026 (the “Notice”), a copy of which has been received by the undersigned, as follows:

1.	APPROVAL OF, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635(D), THE ISSUANCE OF COMMON STOCK, PRE-FUNDED WARRANTS, COMMON WARRANTS, CONVERTIBLE NOTES WITH A VARIABLE CONVERSION PRICE, SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THE WARRANTS OR CONVERSION OF THE CONVERTIBLE NOTES, AND CERTAIN PROVISIONS OF THE WARRANTS AND CONVERTIBLE NOTES, IN CONNECTION WITH A PROPOSED OFFERING AND SALE OF SECURITIES OF THE COMPANY ON THE TERMS DESCRIBED IN THE PROXY STATEMENT.

For ☐	Against ☐	Abstain ☐

2.	APPROVAL OF THE ADJOURNMENT OF THE SPECIAL MEETING TO A LATER DATE OR DATES, IF NECESSARY, TO PERMIT FURTHER SOLICITATION AND VOTE OF PROXIES IF, BASED UPON THE TABULATED VOTE AT THE TIME OF THE SPECIAL MEETING, THERE ARE NOT SUFFICIENT VOTES TO APPROVE OTHER PROPOSAL.

For ☐	Against ☐	Abstain ☐

NOTE: IN HIS DISCRETION, THE PROXY HOLDER IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTER OR MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENT(S) THEREOF.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATION ABOVE. IN THE ABSENCE OF SUCH INDICATION, THIS PROXY WILL BE VOTED FOR THE PROPOSALS AND, AT THE DISCRETION OF THE PROXY HOLDER, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

Dated:

Signature of Shareholder

PLEASE PRINT NAME

Certificate Number(s)

Total Number of Shares Owned

Sign exactly as your name(s) appears on your share certificate(s). A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. Executors, administrators, trustees, etc., are requested to so indicate when signing. If a share certificate is registered in two names or held as joint tenants or as community property, both interested persons should sign.

PLEASE COMPLETE THE FOLLOWING:

I plan to attend the Special Meeting (Circle one): Yes            No

Number of attendees: ____________

TO VOTE ONLINE:  www.Transhare.com click on Vote Your Proxy

Enter Your Control Number:

TO VOTE BY EMAIL:  Please email your signed proxy card to Proxy@Transhare.com

TO VOTE BY FAX:  Please fax this proxy card to 1.727. 269.5616

TO VOTE BY MAIL: Please sign, date and mail to

Proxy Team

Transhare Corporation

17755 US Highway 19 N

Suite 140

Clearwater FL 33764

PLEASE NOTE:

SHAREHOLDER SHOULD SIGN THE PROXY PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE TO ENSURE THAT IT IS RECEIVED BEFORE THE SPECIAL MEETING. PLEASE INDICATE ANY ADDRESS OR TELEPHONE NUMBER CHANGES IN THE SPACE BELOW.